UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2026

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

Furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) is an investor presentation (the “Investor Presentation”), which will be used by Spark I Acquisition Corporation, a Cayman Islands exempted company (the “SPKL” or “Spark I”), and ZincFive, Inc., a Delaware corporation (“ZincFive” or the “Company”), from time to time, with respect to the previously announced proposed business combination (the “Transaction” or the “Business Combination”) between SPKL and ZincFive. The information contained in the Investor Presentation is illustrative summary information that should be considered in the context of SPKL’s filings with the Securities and Exchange Commission (“SEC”) and other public announcements that SPKL may make by press release or otherwise from time to time.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any registration statement, report or other document filed by SPKL or ZincFive pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “will,” “expect,” “believe,” “continue,” “potential,” “proposed” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Spark I and ZincFive have based these forward-looking statements on current expectations and projections about future events. These statements include the terms of, and expected timing for, the consummation of the proposed Transaction. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, many of which are beyond the control of Spark I and ZincFive.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause Spark I’s or ZincFive’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: ZincFive's ability to grow its business and expand operations, attract and maintain relationships with customers and suppliers and retain its management and key employees; the failure of ZincFive’s products to perform as expected; the availability of raw materials and components necessary to manufacture and assemble ZincFive’s products; governmental actions affecting ZincFive’s international operations; ZincFive’s ability to increase manufacturing capacity and to forecast related costs and efficiencies accurately; ZincFive’s competitive landscape; the potential need for additional future financing; ZincFive's reliance on strategic partners, contract manufacturing organizations and other third parties; ZincFive’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the evolution of the data center industry, including the use and rate of adoption of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; risks related to geopolitical conflict, including supply chain disruptions; uncertainty or changes with respect to taxes, tariffs, trade conditions and the macroeconomic environment; the combined company's ability to maintain internal control over financial reporting and operate as a public company; the possibility that required regulatory approvals for the proposed Transaction are delayed or are not obtained, which could adversely affect the combined company or the expected benefits of the proposed Transaction; the risk that shareholders of Spark I could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against Spark I or ZincFive; failure to realize the anticipated benefits of the proposed Transaction; the ability of Spark I or the combined company to issue equity or equity-linked securities in connection with the proposed Transaction or in the future; and other factors described in Spark I's filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings with the SEC by Spark I, ZincFive or the combined company resulting from the proposed Transaction, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of Spark I’s and ZincFive’s management as of the date of this Current Report; subsequent events and developments may cause their assessments to change. While Spark I and ZincFive may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so except as required by law. Accordingly, undue reliance should not be placed upon these statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this communication, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in Spark I is not an investment in any of its founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of Spark I, which may differ materially from the performance of its founders’ or sponsors’ past investments.

Additional Information and Where to Find It

In connection with the Business Combination, Spark I and ZincFive have filed the Registration Statement with the SEC on September 30, 2026 (File No. 333-299215), which includes a preliminary proxy statement and prospectus of Spark I relating to the offer of the securities to be issued to Spark I’s and ZincFive’s shareholders in connection with the completion of the Business Combination (the “Proxy Statement/Prospectus”). The Registration Statement has not yet been declared effective, and the information in the Proxy Statement/Prospectus is not complete and may change. After the Registration Statement has been declared effective, a definitive proxy statement and other relevant documents will be mailed to shareholders of Spark I as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. Spark I and ZincFive will also file other documents regarding the Business Combination with the SEC. This Current Report does not contain all of the information that should be considered concerning the proposed Transaction and is not intended to form the basis of any investment decision or any other decision in respect of the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF SPARK I AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND, WHEN AVAILABLE, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH SPARK I’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT SPARK I, ZINCFIVE AND THE BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Registration Statement, the definitive Proxy Statement/Prospectus once available, and all other relevant documents filed or that will be filed with the SEC through the website maintained by the SEC at www.sec.gov. The documents filed by Spark I with the SEC also may be obtained free of charge upon written request to Spark I at 3790 El Camino Real, Unit #570, Palo Alto, CA 94306 or by telephone at (650) 353-7082.

Participants in the Solicitation

Spark I, ZincFive and their respective directors and executive officers may be deemed under SEC Rules to be participants in the solicitation of proxies from Spark I's shareholders in connection with the proposed Business Combination. Information about Spark I's directors and executive officers and their interests in Spark I can be found in the sections entitled “Management—Conflicts of Interest,” “Principal Shareholders,” and “Certain Relationships and Related Party Transactions” of Spark I's IPO prospectus, which was filed with the SEC and is available free of charge on the SEC's website at www.sec.gov. Additional information regarding the interests of such participants is contained in the Registration Statement.

A list of the names of the directors, executive officers, and certain other members of management of ZincFive, as well as information regarding their interests in the Business Combination, is contained in the Registration Statement filed with the SEC. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Investor Presentation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK I ACQUISITION CORPORATION

By:	/s/ James Rhee
Name:	James Rhee
Title:	Chief Executive Officer

Date: October 2, 2026